GSMBS 2025-R1

Executive Narrative

Opus Capital Markets Consultants, LLC

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

Executive Narrative

November 17, 2025

Performed by
Opus Capital Markets Consultants, LLC

For
Goldman Sachs Mortgage Company

The report summarizes the results of a quality control (“QC”) due diligence review performed on a pool of 608 loans by Opus Capital Markets Consultants, LLC (“Consultant”) on behalf of LSRMF Acquisitions II NQM Holdings Trust (“Client”). These loans were purchased by Goldman Sachs Mortgage Company (“Customer”) from the Client.

Consultant performed the QC review of a prior securitization review completed by the Recovco Mortgage Management LLC (“Recovco) on behalf of LSRMF Acquisitions II NQM Holdings Trust (“Client”). Consultant was unable to validate 16 or the 624 exceptions in this population of 608 loans.

As detailed herein, the pool contains 112 Non-QM/Compliant loans and 496 Not Covered/Exempt loans.

The scope of review completed by Opus is identified as the scope of services under the terms of Exhibit A below.

The scope of review previously completed by Recovco is identified as the scope of services under the terms of Exhibit B below.  The loans were re-underwritten in accordance with the lender guidelines in terms of Exhibit B.

EXHIBIT A

Scope of Services:
QC Review:

Data / Information Collection:
The Consultant shall obtain all necessary loan files, reports, guidelines, data tapes, and narratives that were reviewed or produced by the original due diligence vendor. Prior to commencing the Quality Control (QC) review, the Consultant shall perform a comprehensive review of the applicable underwriting guidelines and the original scope of work.

QC Review

A QC Review shall be conducted to verify the accuracy of the final report and narrative documents produced by the original due diligence vendor. The QC Review shall encompass the following components:

a)	Scope Review: The Consultant shall review the original scope of review details to confirm that all applicable requirements were contemplated and performed in the original review.
b)	Guidelines: The Consultant shall review applicable guidelines and perform a data analysis of the final reports to confirm the completeness and validity of the report content.
c)
Findings Review: The Consultant shall conduct a comprehensive review of all loans identified with exceptions in the final report. This review shall include verification that all required trailing documents are present within the respective loan files. Additionally, the Consultant shall confirm that all documentation used to resolve previously identified conditions is valid and sufficient to address the original exception. In instances where trailing documents are unavailable, the Consultant shall analyze the report commentary to ensure that adequate explanatory notes are included, detailing how the exception was otherwise resolved.

d)
Compliance QC Review: The Consultant shall review all calculated Annual Percentage Rates (APRs) and conduct comprehensive compliance testing on any loan for which the APR exceeds the applicable state usury limit. Additionally, the Consultant shall compare five percent (5%) of the original loan amount to the amount reported as “Points and Fees (Regulation Z).” For any loan in which the reported “Points and Fees” exceed this 5% threshold, the Consultant shall perform a full compliance review to ensure adherence to applicable regulatory requirements.

e)	Tax and Title Review: The Consultant will perform a title review and perform the following procedures:
a.	Review updated title report (One Owner O&E report) to identify judgments / liens / encumbrances (pre and post origination) which would impact the lien position of the subject mortgage.
b.	Confirm subject mortgage is recorded.
c.	Review Schedule B: Ensure any liens recoded prior to the mortgage recordation date are listed to exceptions on the final title policy.
d.	Super lien Homeowners’ Association (HOA) liens.
e.	For the purpose of the review the following states are subject to HOA super liens
f.	AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA and WV.
f)
Value Review: The Consultant shall review the final value report to verify that all required secondary values are included and that each meets the minimum threshold of ten percent (10%). The Consultant shall also confirm that the valuation process adheres to the prescribed value hierarchy (value waterfall) as set forth in applicable guidelines and meet securitization standards.

g)
Securitization Preparation: The Consultant shall create and provide all required securitization documents, including securitization reporting, reliance letters, narrative summaries, attestations, and a 15-E disclosure, as applicable.

EXHIBIT B

RECOVCO MORTGAGE MANAGEMENT, LLC
STATEMENT OF WORK
DUE DILIGENCE SERVICES

Scope of Services:

Due Diligence for LSRMF Acquisitions II NQM Holdings Trust

DESCRIPTION OF SERVICES:
Recovco was instructed to perform a credit, regulatory compliance, data validation, and valuation review (the “Review Population”) in accordance with national recognized statistical rating organizations (“NRSRO(s)”) review standards in place as of the review date.

LOAN REVIEW POPULATION:
Recovco does not know the size of the overall securitization population and other third-party review firms that may have been engaged.

The table below summarizes the reviews conducted by Recovco:
Review	Reviewed Total	% Of Sample
Data Integrity Population	608	100.00%
Credit Population	608	100.00%
Compliance Population	608	100.00%
Valuation Population	608	100.00%

DATA INTEGRITY:
Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	DTI	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Self Employed Flag	First Pmt Chg Date
Orig Credit Score	Interest Only Flag		Next Pmt Chg Date

CREDIT UNDERWRITING:
Recovco performed a review of the loan package to determine whether such package meets the credit and property underwriting criteria of applicable guidelines, in effect at the time of such loan’s origination and that adequate support for the underwriting decision is contained in the file. Recovco reported to Client any exceptions utilizing Client accessed Recovco systems or other mutually agreed upon written report.
To complete these activities, Recovco completed a review utilizing the following review scope:
Recovco will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Recovco and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.
Credit Application: For the Credit Application, Recovco will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.
Credit Report: Recovco’s review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Recovco: will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned and fraud alerts, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.
Employment and Income: Recovco will determine whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation will be used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and for certain programs (vii) bank statements.
Asset Review: Recovco will assess whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, Recovco will complete a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit, (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).
Hazard/Flood Insurance/Taxes: Recovco will review the insurance present on the mortgage loan. During this review, Recovco will (i) verify that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirm that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirm that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) review the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirm that the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.
DU/LP Review: When provided and appropriate, Recovco will verify that DU findings included an approved/eligible decision as required per guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.
Occupancy Review: Recovco will confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.
Guideline Review: Recovco will confirm the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.
Fraud Review: Recovco will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Recovco will condition the mortgage loan for the missing fraud report product.
If a report was present, Recovco will review the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings are noted, Recovco will confirm that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.
Additional Review of Mortgage Loan File: Recovco will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, and (ii) the presence of loan modification documents, and (iii) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.
If standard GSE forms were not used for the mortgage loan, Recovco will seek to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

REGULATORY COMPLIANCE REVIEW:
Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Regulatory Compliance Analysis: TPR will test each Mortgage Loan to verify that it closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the Mortgage Loan meets (i) the Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. §1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 12 C.F.R. Part 1024; (iii) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations (as applicable); and (iv) the disclosure requirements and prohibitions of the applicable state and local laws and ordinances that were enacted to combat predatory lending.
1.	The following section is applicable to Mortgage Loans with an application date on or after October 3, 2015:
a.	Documentation. Review of the following documents for regulatory compliance:
i.	Initial and final application (1003)
ii.	Note, including all addendums
iii.	Copy of note for any junior liens (if applicable)
iv.	Mortgage / Deed of Trust, including all riders
v.	Initial and Re-disclosed Loan Estimates (“LE”)
vi.	Initial CD (i.e., the CD required to be received by the borrower(s) at least 3 business days prior to consummation) and re-disclosed CDs (as applicable and permitted by TILA/Regulation Z)
vii.	Notice of Right to Cancel (if applicable)
viii.	Rate Lock date information;
b.	High Cost/Higher-Priced Loans
i.
Review of federal, state & local high cost, higher-priced and/or anti-predatory laws and regulations, including those set forth on Schedule 1.  Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.

ii.
Missing initial application / rate lock confirmation – If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on:  (1) a 6-month

iii.            window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date.   Other evidence in file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined on a case by case basis.
c.	TILA/Regulation Z. Review to determine compliance with the requirements of TILA/Regulation Z including, but not limited to, the following:
i.
A review and comparison of LEs and CDs with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, principal and interest calculations, proper completion of the Projected Payments table, recalculation of disclosed APR and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframe;

ii.	Loan Estimate (“LE”):
A.	Confirm the presence of the current LE in effect at the time of origination;
B.	Verify LE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if applicable) received an “application” and at least 7 business days prior to consummation;
C.
Verify LE was provided to the borrower(s) within three (3) business days of:  (a) the date the rate was locked; and (b) the date an expired rate lock was re-locked (if applicable).  Evidence of rate lock (e.g., rate lock agreement, screen shot) is necessary to confirm rate lock date. A revised LE is not required to be disclosed if the rate has been extended with no other changes to the previously disclosed interest-rate dependent charges or terms provided the borrower has not entered into a new rate lock agreement with the lender.

D.	Verify the final LE was provided at least 4 business days prior to consummation and that no LE was provided to the borrower after a CD was provided;
E.	Verify all sections of the LE were accurately completed and that information was reflected in the appropriate locations;
F.
Determine whether a valid and properly documented reason (changed circumstance affecting settlement charges, changed circumstance affecting eligibility, revision requested by the consumer, interest rate has been locked, LE has expired, delayed settlement date on construction loan) accompanies a  revised LE containing any increase in fee(s) (subject to the good faith provisions in 12 CFR § 1026(e)(3)), and verify if an LE was provided within 3 business days of the lender’s (or broker’s) receipt of information sufficient to establish that a reason for a revision applies.

1.
Any increase in (1) a fee that is subject to zero tolerance or (2) fees that cause the aggregate amount of charges as defined in 12 CFR § 1026.19(e)(3)(ii) to increase by more than 10% that are disclosed on a LE but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances.  For that fee, the amount on the previously properly-disclosed LE should be used for testing of the zero and 10% tolerance categories.  All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related charges that change while the interest rate is floating and/or change upon re-disclosure within three (3) business days of rate lock or re-lock.

2.
Increases in fees as defined in 12 CFR § 1026.(e)(3)(iii) are permissible provided there is no evidence that the lender (or broker, if applicable) did not disclose the increase based on the best information reasonably available at the time (e.g. failure to disclose a homeowner’s insurance premium when homeowner’s insurance is required; prepaid interest amounts that are not consistent with the date the loan will close or with changes to loan terms).

3.	Documentation that simply restates the change (e.g. fee increased) with no further explanation is not sufficient.
G.
A difference between the disclosed Total Interest Percentage (TIP) and the calculated TIP (either under- or over-disclosed) should be conditioned.  If the difference in calculation is due to the rounding of the loan payment to whole cents as permitted by 12 CFR § 1026.17(c)(3), this should be noted in the condition.

iii.	Closing Disclosure (“CD”):
A.	Confirm the current applicable CD was provided;

B.	Verify all sections of the CD were accurately completed and that information was reflected in the appropriate locations;
C.	Verify that the borrower, or each consumer with the right to rescind the transaction (if applicable), was provided with a copy of the CD within 3 business days of consummation;
D.
If the initial CD has been provided in lieu of a revised LE because there were fewer than four business days between the time the revised LE was required to be delivered and consummation, the CD may be used to reset fee tolerances provided the loan did in fact close within that timeframe and valid changed circumstances are documented to support fee increases as discussed below.

1.
Any increase in (1) a fee that is subject to zero tolerance or (2) fees that cause the aggregate amount of charges as defined in 12 CFR § 1026.19(e)(3)(ii) to increase by more than 10% is limited to one of the six reasons specified in the rule (changed circumstance affecting settlement charges, changed circumstance affecting eligibility, revision requested by the consumer, interest rate has been locked, LE has expired, delayed settlement date on construction loan).

i.
Any of these increased fees that are disclosed on the CD but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances.  For that fee, the amount on the previously properly-disclosed LE should be used for testing of the zero and 10% tolerance categories.  All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related charges that change while the interest rate is floating and/or change upon re-disclosure within three (3) business days of rate lock or re-lock).

2.	Documentation that simply restates the change (e.g. fee increased, etc.) with no further explanation is not sufficient.
E.
Increases in fees as defined in 12 CFR § 1026.(e)(3)(iii) that are disclosed on the initial CD or any re-disclosed CD are permissible provided there is no evidence that the lender did not disclose the increase based on the best information reasonably available at the time (e.g. failure to disclose a homeowner’s insurance premium when homeowner’s insurance is required; prepaid interest amounts that are not consistent with the date the loan will close or with changes to loan terms).

F.
Any fees that are paid at closing by someone other than the borrower (e.g.; seller or other third party) should be treated as borrower-paid for purposes of the tolerance calculations in 12 CFR § 1026.19I(3)(i) – (iii).  For example, if a $500 appraisal fee (for which the borrower could not shop) that was disclosed on the LE as paid in full or in part by the seller increases to $750 on the CD, the $250 increase must be considered, and a tolerance refund of $250 will be due to the borrower unless the increase had been re-disclosed subject to a valid changed circumstance.  Fees paid by the lender should be reviewed for compliance with 12 CFR § 1026.19I(3)(i) (i.e.; an increased lender credit to cover an increased fee does not constitute a zero tolerance violation, but a decreased lender credit that was not re-disclosed subject to a valid changed circumstance is a violation and will require a refund).

G.
A difference between the disclosed Total Interest Percentage (TIP) and the calculated TIP (either under- or over-disclosed) should be conditioned.  If the difference in calculation is due to the rounding of the loan payment to whole cents as permitted by 12 CFR § 1026.17I(3), this should be noted in the condition.

H.
For loans originated prior to October 10, 2017, any difference between the disclosed Total of Payments (TOP) and the calculated TOP (either under- or over-disclosed) should be conditioned.  Effective for loans originated on/after October 10, 2017, the applicable tolerances in 12 CFR § 1026.23(g)(1)(ii) and § 1026.23(h)(2)(ii) (i.e. $35 tolerance for under-disclosure of TOP for loans subject to rescission) apply.  TPR will note if a tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation.

I.
Review to confirm if any changes occurred before consummation that required a new 3-business day waiting period and, if so, if revised disclosures were provided and the required waiting period was met;

1.
If the APR decreases by greater than 1/8 of one percentage point, (or ¼ of one percentage point for an irregular transaction), confirm the disclosed APR resulted from the disclosed finance charge (i.e. the finance charge also decreased).

J.	Review any CDs provided to the borrower post-consummation to confirm revised disclosures and refunds were provided as required and within the required timeframes.
iv.
Written Estimate of Terms or Costs – confirm that any term/cost estimate provided to the borrower meets the content requirements of TILA and is not provided after the borrower has been, or is required to be, provided the LE.

A.
A Written Estimate of Terms or Costs may be provided within the 3-business day period after the lender’s receipt of a loan application as long as the Written Estimate is provided before the borrower receives the LE.

v.	Written List of Settlement Service Providers:
A.
If the borrower was permitted to shop for any settlement services as evidenced by the LE, confirm the Written List of Settlement Service Providers is in the Mortgage Loan File and meets the content requirements of TILA, including providing the name of at least one provider for each service for which the borrower was permitted to shop; and

1.
If the borrower was permitted to shop for a settlement service as evidenced on the LE and the List of Settlement Service Providers was not provided or did not list a provider for that service, the cost of the service must be included in the ten percent tolerance category unless the settlement service provider was the creditor or an affiliate of the creditor, in which case the cost of the service is considered an increase subject to the zero tolerance category.  TPR will note if the tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation.  TPR will also note a violation for failing to provide at least one settlement service provider for a service for which the borrower was entitled to shop.

B.	Verify the List of Settlement Service Providers was provided to the borrower(s) at the time of the LE disclosing the applicable service(s).
vi.	Special Information Booklet (“Your Home Loan Toolkit”):
A.
Confirm the presence of the Special Information Booklet (“Your Home Loan Toolkit”) in the Mortgage Loan File or that the Mortgage Loan File contains sufficient evidence that the disclosure was provided to the borrower (e.g., cover letter reflecting the Booklet as an enclosure) on purchase and construction (construction to permanent loans) Mortgage Loans; and

B.	Confirm the Special Information Booklet (“Your Home Loan Toolkit”) was provided within three (3) business days of the date the lender (or broker if applicable) received an “application.”
vii.
A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);

A.
A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. TPR will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

viii.
Where the loan file contains evidence of a loan modification (other than a modification pursuant to the Home Affordable Modification Program (HAMP), review file to determine if the loan was a true modification that would not require new TILA disclosures.  If not a true modification, must be treated as a refinancing for purposes of new TILA disclosures.   Review notes / mortgages / mod agreements & determine if existing note / mortgage have been satisfied and replaced.  If so, qualifies as refinancing unless:

A.
Reduction in APR with corresponding change in payment schedule (shortening of maturity, reduction in payment amount or number of payments).  However, if maturity is lengthened or if payment amount or # of payments is increased beyond that remaining on existing transaction, new disclosures are required; OR

B.
Change in payment schedule or collateral requirements as a result of default/ delinquency. However, if rate is increased or additional credit is advanced beyond amounts already accrued plus insurance premiums, or a fixed rate loan is being modified into an adjustable rate loan, new disclosures required.

ix.
A review to ensure the Mortgage Loan meets the applicable Ability-to-Repay (“ATR”) requirements as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR § 1026.43.  For purposes of such review, where loans were originated by a broker, consider the loan application date to be the date the loan file was received by the original creditor.

d.
RESPA/Regulation X: Review to ensure compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the Mortgage Loan for RESPA disclosures (Servicing Disclosure Statement; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement; List of Homeownership Counselling Organizations).

e.
Equal Credit Opportunity Act/Regulation B:  Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver. The disclosure of the right to receive a copy of appraisals may be met by the disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).

f.
Fair Credit Reporting Act/Regulation V:  Confirm compliance with the current FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.

g.	Mandatory Arbitration – TPR will report mandatory arbitration provisions present in the loan file.
h.	Single Premium Credit Insurance – TPR will report single premium credit insurance policies or debt cancellation agreements present in the loan file.
i.	TPR will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.
2.	The following section is applicable to Mortgage Loans with an application date prior to October 3, 2015:
a.	Documentation. Review of the following documents for regulatory compliance:
i.	Initial and final application (1003)
ii.	Note, including all addendums
iii.	Copy of note for any junior liens (if applicable)
iv.	Mortgage / Deed of Trust, including all riders
v.
Final HUD-1 Settlement Statement (“HUD-1”).  If the final HUD-1 is missing, TPR will review for compliance using the estimated HUD-1 if available in the file.  TPR will report if the final HUD-1 is missing and note in the condition that (a) testing was performed using an estimated HUD-1 or (b) there was no estimated or final HUD-1 in the file available for testing.

vi.	Initial, Final and Re-disclosed Truth in Lending Disclosures (“TIL”)
vii.	Notice of Right to Cancel (if applicable)
viii.	Initial and Re-disclosed Good Faith Estimates (“GFE”)
ix.	Rate Lock date information;

b.	High Cost/Higher-Priced Loans
i.
Review of federal, state & local high cost, higher-priced and/or anti-predatory laws and regulations, including those set forth on Schedule 1.  Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.

ii.
Missing initial application / rate lock confirmation – If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on:  (1) a 6-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date.  Other evidence in file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined on a case by case basis.

c.	TILA/Regulation Z. Review to determine compliance with the applicable requirements of TILA/Regulation Z including, but not limited to, the following:
i.
A review and comparison of the initial and final TIL, and any re-disclosed TIL(s), with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, proper completion of the interest rate and payment summary,

ii.            recalculation of disclosed APR, and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes;
iii.
A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);

A.
A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. TPR will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

iv.
Where the loan file contains evidence of a loan modification (other than a modification pursuant to the Home Affordable Modification Program (HAMP), review file to determine if the loan was a true modification that would not require new TILA disclosures.  If not a true modification, must be treated as a refinancing for purposes of new TILA disclosures.   Review notes / mortgages / mod agreements & determine if existing note / mortgage have been satisfied and replaced.  If so, qualifies as refinancing unless:

A.
Reduction in APR with corresponding change in payment schedule (shortening of maturity, reduction in payment amount or number of payments).  However, if maturity is lengthened or if payment amount or # of payments is increased beyond that remaining on existing transaction, new disclosures are required; OR

B.
Change in payment schedule or collateral requirements as a result of default/ delinquency. However, if rate is increased or additional credit is advanced beyond amounts already accrued plus insurance premiums, or a fixed rate loan is being modified into an adjustable rate loan, new disclosures required.

v.
For Mortgage Loans with an application date on or after January 10, 2014, a review to ensure the Mortgage Loan meets the applicable Ability-to-Repay (ATR) and Qualified Mortgage (QM) qualifications as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR 1026.43. For purposes of such review, where loans were originated by a broker, consider the loan application date to be the date the loan file was received by the original creditor.

d.	RESPA/Regulation X: Review to ensure compliance with the applicable requirements of RESPA/Regulation X including, but not limited to, the following:
i.	Good Faith Estimate (“GFE”):
A.
Confirm the presence of the current GFE form in effect at the time of origination. Verify GFE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if applicable) received an “application,” which is to be defined by the lender;

B.	RESPA 2010: Determine whether a valid and properly documented change in circumstance accompanies any re-disclosed GFE containing the following:
1.	any change(s) to loan terms, including any increase in rate after the rate has been locked and/or change to loan program; and
2.	Any increase in fee(s).
ii.	Final HUD-1: Confirm compliance with the RESPA requirements in effect as of origination of the Mortgage Loan including, but not limited to:
A.	Current applicable HUD-1 form was provided;
B.	Escrow deposit on the HUD-1 matches the initial escrow statement amount; and
C.	Verify all sections of the HUD-1 were accurately completed and that information was reflected in the appropriate locations.
iii.	GFE and Final HUD-1 Comparison (RESPA 2010): Confirm compliance with the RESPA requirements in effect as of origination of the Mortgage Loan including, but not limited to:
A.	Review changes disclosed on the latest GFE provided to the borrower to ensure that they were within the allowed tolerances as set forth in the RESPA requirements.
B.	Confirm Mortgage Loan terms and fees disclosed on the third page of the HUD-1 accurately reflected how they were disclosed on the GFE and how the Mortgage Loan closed;

1.	A change in loan amount from the latest GFE to the HUD-1 is acceptable and should not be conditioned. Any other changes to loan terms must be noted.
C.	Review any attempt to cure a RESPA violation to ensure that the proper reimbursement was made and/or a new HUD-1 was provided and that it was done within the required thirty (30) day window.
e.
Additional RESPA/Regulation X Disclosures and Requirements:  Confirm compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the Mortgage Loan for other RESPA disclosures (Servicing Disclosure Statement; Special Information Booklet; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement).

f.
Equal Credit Opportunity Act/Regulation B:  Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver.

g.
Fair Credit Reporting Act/Regulation V:  Confirm compliance with the FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.

h.	Mandatory Arbitration – TPR will test for mandatory arbitration provisions in the loan file.
i.	Single Premium Credit Insurance – TPR will test for purchase loans with single premium credit insurance policies or debt cancellation agreements present in the loan file.
j.	TPR will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.
k.	Georgia and New Jersey – Vendor will report the following loans:
i.	Mortgage loans subject to the Georgia Fair Lending Act and originated between October 1, 2002 and March 6, 2003.
ii.	Cash-out refinance mortgage loans originated between November 27, 2003 and July 5, 2004 that meet the definition of a “covered home loan” pursuant to the New Jersey Homeownership Security Act.
Business Purpose Loan submitted pursuant to this Exhibit and designed by Client as a Business Purpose Loan will be automatically deemed and reported as “Exempt” and Recovco will not perform any ATR/QM Testing or TRID Testing.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, Recovco reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.
If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Recovco reviews the loan to determine whether, based on available  information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.
For each QM designated loan that satisfied the applicable requirements enumerated above, Recovco then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.
The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

General Ability to Repay
Recovco reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.
Note: for loans designated as QM – agency eligible, Recovco will not review for compliance with the requirements of Appendix Q or General Ability to Repay.
Recovco reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Recovco does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. Recovco’s review is based on information contained in the loan file at the time it is provided to Recovco to review, and only reflects information as of that point in time.

VALUATION REVIEW:

For each Mortgage Loan, Recovco performed Property Valuation Review Services in accordance with the following waterfall:
The value of the underlying property. Recovco’s review will include verifying the appraisal report was (i) on the appropriate form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.
With regard to the use of comparable properties, Recovco’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
Other aspects of Recovco’s review include (i) verifying that the address matched the mortgage note, (ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.
If more than one valuation was provided, Recovco will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Recovco will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Recovco’s review result in a variance of more than 10% then the client will be notified of such variance.  If CU Score of 2.5 or less was allowed, then nothing further was required.
For each Mortgage Loan, Recovco will perform Property Valuation Review Services as indicated in the terms below:

1.
100% of the Loans:  Recovco will review the origination appraisal for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, (vi) zoning concerns, (vii) appraisal was performed using approved forms, and (viii) made on an “as is” basis.

2.
Additional valuation:  Recovco will review the additional valuation provided from origination or ordered upon request: (i) the age of the valuation, (ii) verification of the property address, (iii) completeness and accuracy of the valuation form, (iv) the comparable sales analysis including age, distance, and adjustments, (v) zoning concerns, and (vi) made on an “as is” basis.

NRSRO GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the review criteria, product, and NRSRO requirements.
The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the following:

CREDIT EVENT GRADE
A
The loan meets the published guidelines without exception or waiver.  The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.  QM designation status has been confirmed.

B
The loan does not meet every applicable requirement of the underwriting guidelines; however, the majority of requirements are met, and strong compensating factors have been document in support of guideline exceptions.

C
The loan does not meet every applicable requirement of the underwriting guidelines due to limited, weak or no compensating factors to support the exception.  Status of occupancy, employment, income and asset were not remedied or were remediated post-closing.  Fully supported.  Fraud was identified and/or credit document defects were not remedies or were remediated post-closing.  Lender/aggregator QC designation was not confirmed.  The loan file was not provided for review or not sufficiently document in order to complete the review.

D	The loan file was not provided for review or not sufficiently document in order to complete the review.

REGULATORY COMPLIANCE EVENT GRADE
A
Loan is compliant with all applicable laws and regulations.  The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.  The loan has met ATR standards as documented by the originator and if applicable has been verified as a qualified mortgage.

B
Identified exceptions have been determined to be non-material and will not impact the enforceability of the loan and/or remediation of material defects has taken place and the remediated exception will not impact the ability to foreclose.  All cures are fully and appropriately documented.

C
The loan does not meet every ATR standards, is missing required disclosures or contains inaccurate disclosures which have not been/cannot be remediated and/or a benefit to the borrower cannot be determined.  The agreed upon loan terms do not align to legal documents and/or legal documents were not appropriately executed.

D	The loan file was not provided for review or not sufficiently document in order to complete the review.

VALUATION EVENT GRADE
A	Value is supported and within 10.00% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines.
B
The property is complete but may require minor repairs that do not affect the habituality, marketability or value or allowable incomplete repairs are supplemented with a builder holdback agreement as required by underwriting guidelines.

C
Value is not supported within 10.00% of the original appraised value, the subject property constructions is not complete and/or appraisal was not on an as-is basis and final inspection is not documented.  The appraisal was not conducted on an approved form and/or appraiser was not appropriately licensed.

D	The file was missing the appraisal or there was insufficient valuation documentation to perform a review.

OVERALL EVENT GRADE
A	Loan meets Credit, Compliance, and Valuation guidelines and has sufficient accuracy and completeness of data to conduct a thorough review.
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.

C	The loan does not meet the published guidelines; and/or violates one material law or regulation; and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform an adequate review.

Overall Grade Summary
NRSRO Grade	# of Loans	% of Loans
A	539	88.65%
B	69	11.35%
C	0	0.00%
D	0	0.00%

Compliance Grade Summary
NRSRO Grade	# of Loans	% of Loans
A	592	97.37%
B	16	2.63%
C	0	0.00%
D	0	0.00%

Credit Grade Summary
NRSRO Grade	# of Loans	% of Loans
A	556	91.45%
B	52	8.55%
C	0	0.00%
D	0	0.00%

Property Grade Summary
NRSRO Grade	# of Loans	% of Loans
A	600	98.68%
B	8	1.32%
C	0	0.00%
D	0	0.00%

Tape Discrepancies

No discrepancies noted

Pool Details

Loan Type
Type	Count	% of Pool
Non-Conforming	608	100.00%
Conforming-GSE Eligible	0	0.00%
Total	608	100.00%

Product Type
Type	Count	% of Pool
Fixed	391	64.31%
ARM	217	35.69%
Total	608	100.00%

Occupancy
Type	Count	% of Pool
Primary Residence	106	17.43%
Second Home	4	0.66%
Investment Property	498	81.91%
Total	608	100.00%

Property Type
Type	Count	% of Pool
Single Family Detached	349	57.40%
Townhouse	4	0.66%
Condo, Low Rise	45	7.40%
Condo, High Rise	10	1.64%
PUD	92	15.13%
1 Family Attached	4	0.66%
2 Family	53	8.72%
3 Family	22	3.62%
4 Family	25	4.11%
dPUD	2	0.33%
Condotel	1	0.16%
Unavailable	1	0.16%
Total	608	99.99%

Purpose
Type	Count	% of Pool
Cash out Refi	282	46.38%
Purchase	276	45.39%
Rate / Term Refi	50	8.22%
Total	608	100.00%

Interest Rate
Type	Count	% of Pool
3.000 - 3.499	5	0.82%
3.500 - 3.999	33	5.43%
4.000 - 4.499	102	16.78%
4.500 - 4.999	210	34.54%
5.000 - 5.499	138	22.70%
5.500 - 5.999	86	14.14%
6.000 - 6.499	24	3.95%
6.500 - 6.999	8	1.32%
7.000 - 7.499	2	0.33%
7.500 - 7.999	0	0.00%
8.000 - 8.499	0	0.00%
8.500 - 8.999	0	0.00%
9.000 - 9.499	0	0.00%
Total	608	100.00%

DTI
Type	Count	% of Pool
0.00-20.00	513	84.38%
20.01-30.00	20	3.29%
30.01-40.00	27	4.44%
40.01-50.00	43	7.07%
50.01-55.00	5	0.82%
Total	608	100.00%

QM Type
Type	Count	% of Pool
Non-QM/Compliant	112	18.42%
Not Covered/Exempt	496	81.58%
Total	608	100.00%

Loans Reviewed (608)

9036025078	9036026293	9032026065	9038016279	9036025778	9036026113	9036025110
9036025137	9036026241	9032026066	9038016280	9036025760	9036026120	9036025148
9036025056	9036026304	9032026067	9038016275	9036025702	9036026153	9036025154
9036025055	9036025341	9032026068	9038026268	9036025799	9036026155	9036025113
9036025079	9036026320	9032026069	9038016274	9036025789	9036026157	9036025088
9036025087	9036026309	9032026070	9038026267	9036025712	9036026102	9036025089
9036025129	9036026303	9032026074	9041026561	9036025705	9036026154	9036025072
9036025127	9036026290	9032026075	9041026564	9036025726	9036026145	9036025071
9036025135	9036026314	9032026077	9041026565	9036025731	9036026141	9036025130
9036025061	9036026299	9032026078	9041026568	9036025723	9036026171	9036025104
9036025062	9036025314	9032026080	9041026569	9036025774	9036026132	9036025092
9036025054	9036026291	9032026083	9041026570	9036025725	9036026104	9036025119
9036025081	9036026322	9032026086	9041026571	9036025787	9036026167	9036025140
9036025053	9036025330	9032026088	9041026572	9036025802	9036026109	9036025132
9036025149	9036025220	9032026091	9041026574	9036025800	9036026156	9036025101
9036025058	9036026295	9032026094	9032025647	9036025780	9036026124	9036025150
9036025126	9036026318	9032026096	9036025767	9036025759	9036026112	9036025052
9036025138	9036025340	9032026349	9036025695	9036025693	9036026130	9036025115
9036025114	9036026294	9032026352	9036025806	9036025709	9036026117	9036025156
9036025059	9036025342	9032026354	9036025707	9032019429	9036026148	9036025136
9036025069	9036026296	9032026356	9036025716	9032019442	9036026149	9036025141
9036025091	9036025328	9032026359	9036025701	9032019397	9036026101	9036025096
9036025068	9036026321	9032026364	9036025761	9032019434	9036026173	9036025103
9036025116	9036026317	9032026365	9036025699	9032019424	9036026164	9036025098
9036025067	9036026324	9032026366	9036025714	9032019407	9036026150	9036025060
9036025094	9036026297	9032026367	9036025743	9032019395	9036026121	9036025086
9036025117	9036025329	9032026369	9036025808	9032020215	9036026138	9036025085
9036025099	9036026323	9032026370	9036025801	9032020174	9036026118	9036025121
9036025097	9036025323	9032026373	9036025741	9032020189	9036026133	9036025066
9036025112	9036026312	9032026375	9036025733	9032019737	9036026100	9011025912
9036025124	9036026327	9032026379	9036025791	9032019757	9036026126	9011025995
9036025189	9032026011	9032026380	9036025755	9032019761	9036026135	9011026000
9036025244	9032026017	9032026381	9036025710	9032019764	9036026131	9036026235
9036023959	9032026021	9032026382	9036025798	9032020317	9036026116	9036026240
9036025172	9032026022	9032026383	9036025742	9032020330	9036026137	9036026226
9036025208	9032026026	9032026384	9036025786	9032020334	9036026174	9036026256
9036025191	9036025202	9032026387	9036025805	9032020346	9036024387	9036026242
9036025188	9036025180	9032026388	9036025720	9032020905	9036026134	9036026230
9036025216	9036025215	9032026389	9036025704	9032020919	9036026119	9036026215

9036025209	9036025248	9032026390	9036025763	9032020922	9036026105	9036026228
9036025166	9036025177	9032026392	9036025784	9036020738	9036026152	9036026244
9036021179	9036025198	9032026393	9036025739	9036020740	9036026170	9036026264
9036025226	9036025207	9032026394	9036025790	9032024388	9036026107	9036026225
9036025243	9036025163	9032026399	9036025772	9032024397	9036026158	9036026221
9036025175	9036025164	9032025600	9036025771	9032024419	9036025014	9036026250
9036025197	9036025161	9032025645	9036025804	9032024422	9036025007	9036026258
9036025249	9036025168	9032025615	9036025718	9032024423	9036024981	9036026224
9036025237	9036025167	9032025646	9036025717	9032024426	9036025041	9036026259
9036025227	9036025205	9032025638	9036025724	9032024429	9036025030	9036026246
9036025169	9036025190	9032025609	9036025795	9032024430	9036025023	9036026253
9036025218	9036025213	9032025631	9036025794	9032024444	9036025047	9036026234
9036025238	9036025231	9032025624	9036025696	9032024445	9036025006	9036026219
9036025203	9036025212	9032025641	9036025708	9032024448	9036024980	9036026262
9036025217	9036025170	9011025338	9036025711	9036024361	9036024971	9036026231
9036025171	9036025200	9032026400	9036025783	9036024411	9036025013	9036026223
9036025206	9036025214	9032026401	9036025740	9036024404	9036025015	9036026233
9036025221	9036025199	9032026403	9036025809	9036024368	9036025022	9036026217
9036025219	9036025173	9032026406	9036025777	9036024399	9036025037	9036026255
9036025222	9036025176	9032026409	9036025781	9036024366	9036025034	9038025846
9036025192	9036025159	9032026411	9036025773	9036024395	9036025042	9038025824
9036025210	9036025183	9032026414	9036025765	9036024397	9036025026	9038025812
9036025225	9036023889	9032026417	9036025734	9036024372	9036025045	9038025862
9038025943	9036025223	9032026420	9036025766	9036024402	9036024982	9038025865
9038025949	9036023892	9032026423	9036025691	9036024358	9036025019	9038025821
9038025936	9036025184	9032026424	9036025746	9036024383	9036025012	9038025849
9038025937	9036023970	9032026425	9036025797	9036024412	9036025020	9038025931
9038025945	9036025185	9032026430	9036025730	9036024413	9036025025	9038025866
9038025930	9036025187	9032026433	9036025758	9036024376	9036025004	9038025948
9038023826	9036025229	9032026438	9036025788	9036024392	9036024996	9038025856
9038023829	9036025246	9032026440	9036025727	9036024385	9036025036	9038025813
9038023814	9036025230	9032026442	9036025737	9036024407	9036025002	9038025870
9038023808	9036025224	9032026443	9036025700	9036025031	9036025016	9038025814
9038023828	9032026027	9041026463	9036025735	9036025010	9036025001	9038025861
9038023807	9032026030	9036026536	9036025706	9036025011	9036025107	9038025844
9038023815	9032026032	9036026542	9036025703	9036025009	9036025128	9038025947
9038023830	9032026035	9036026529	9036025754	9036025008	9036025077	9038025868
9038023836	9032026037	9036026319	9036025694	9036025803	9036025070	9038025847
9038023812	9032026038	9036026539	9036025807	9036025721	9036025095	9038025818
9038023831	9032026040	9036026530	9036025750	9036025769	9036025080	9038025935
9038023833	9032026044	9036026541	9036025744	9036026160	9036025075	9038025939
9038023837	9032026045	9036026540	9036025745	9036026151	9036025147	9038025950

9036025028	9032026047	9036026543	9036025810	9036026162	9036025063	9038025941
9036025033	9032026056	9036026533	9036025692	9036026125	9036025120	9036026531
9036025005	9032026058	9036026537	9036025793	9036024357	9036025143	9038016277
9036025343	9032026061	9036025308	9036025697	9036026168	9036025051	9036025134
9036026310	9032026062	9036026545	9036025747	9036026103	9036025106	9036025131
9036026307	9032026063	9036025290	9032026064	9036026142	9036025064

 If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com.